Exhibit 99.1

NCR Voyix Enters Definitive Agreement to Sell Digital Banking to Veritas Capital for $2.45 Billion Purchase Price

NEW YORK and ATLANTA – August 6, 2024 – NCR Voyix Corporation (NYSE: VYX) (“NCR Voyix” or “the Company”), a leading global provider of digital commerce solutions, and Veritas Capital (“Veritas”), a leading investor at the intersection of technology and government, today announced the signing of a definitive agreement under which an affiliate of Veritas has agreed to acquire NCR Voyix’s cloud-based digital banking business for $2.45 billion in cash plus future additional contingent consideration of up to $100 million.

NCR Voyix’s digital banking platform is currently the largest independent platform of its kind in the United States. With the industry’s most comprehensive, digital-first product suite, the business seeks to transform consumer and business digital banking with a seamless customer experience across channels in a simple, secure and top-rated user experience. It currently serves more than 1,300 top-tier financial institutions and over 20 million active users. The business is positioned to build on its strong market presence and leverage its modern platform to win new customers and develop new products to expand its value proposition as a standalone company.

“We believe that Veritas, as a leading technology investor, is the ideal owner of our digital banking business, as they will continue to invest in market-leading products and solutions to meet the needs of our valued financial institution customers.” said David Wilkinson, CEO of NCR Voyix. “This transaction allows us to drive value for our shareholders by strengthening our financial position and focusing on our core restaurant and retail customers.”

“The digital-first banking platform is a pioneer in mobile and online banking with a superior value proposition and significant runway for growth,” said Ramzi Musallam, Chief Executive Officer and Managing Partner of Veritas. “We believe the platform represents a compelling opportunity to invest in a set of mission-critical solutions that will empower both community and enterprise financial institutions and provide new and innovative banking tools to millions of users.”

“Our Digital-First solution suite has been strategically designed to grow and expand with our customers over time as their retail and business banking distribution and customer engagement strategies evolve,” said Brendan Tansill, Executive Vice President and President of Digital Banking for NCR Voyix. “Veritas brings a proven track record of successfully executing similar business carveouts and subsequently driving growth. We look forward to working alongside their experienced team as we continue to pursue commerce and banking innovations that help our customers and their users succeed.”

This transaction is part of the Company’s ongoing efforts to streamline its operations to focus specifically on its core software and services offerings for restaurants and retailers around the world. NCR Voyix expects to use the proceeds of the transaction to accelerate the achievement of certain financial objectives, including de-levering the balance sheet, which will enable greater strategic investment in the Company’s core businesses.

Transaction Details

The transaction has been approved by NCR Voyix’s Board of Directors and is expected to close by year-end, subject to customary closing conditions, including regulatory approvals. Pursuant to the terms of the definitive agreement, Veritas will acquire the assets of the NCR Voyix Digital Banking business for a purchase price of $2.45 billion plus future additional contingent consideration of up to $100 million.

Exhibit 99.1

Conference Call

NCR Voyix will host a conference call and webcast today, August 6, 2024, at 8:00 a.m. Eastern Time to discuss the Company’s second quarter financial results and business highlights, as well as details about the transaction. Access to the webcast and the accompanying slides are available on the Investor Relations section of the Company’s website at https://investor.ncrvoyix.com. A replay of the audio webcast will be archived on the Company’s website following the live event.

More information on the Company’s second quarter earnings is available on the NCR Voyix Investor Relations section of the Company’s website at https://investor.ncrvoyix.com.

Advisors

Goldman Sachs & Co. LLC served as financial advisor and King & Spalding served as legal counsel to NCR Voyix. Evercore served as financial advisor and Gibson, Dunn & Crutcher LLP is acting as legal counsel to Veritas.

About NCR Voyix

NCR Voyix Corporation (NYSE: VYX) is a leading global provider of digital commerce solutions for the retail, restaurant, and digital banking industries. NCR Voyix transforms retail stores, restaurant systems and digital banking experiences with comprehensive, platform-led SaaS and services capabilities. NCR Voyix is headquartered in Atlanta, Georgia, with customers in more than 30 countries across the globe.

Website: https://investor.ncrvoyix.com

Twitter: https://www.x.com/ncr_voyix/

Facebook: https://www.facebook.com/ncrcorp

Instagram: https://www.instagram.com/ncrvoyix/

LinkedIn: https://www.linkedin.com/company/ncrvoyix/

YouTube: https://www.youtube.com/@ncrvoyix

About Veritas Capital

Veritas is a longstanding technology investor with over $40 billion of assets under management and a focus on companies operating at the intersection of technology and government. The firm invests in companies that provide critical products, software, and services, primarily technology and technology-enabled solutions, to government and commercial customers worldwide. Veritas seeks to create value by strategically transforming the companies in which it invests through organic and inorganic means. Leveraging technology to make a positive impact across vitally important areas, such as healthcare, education, and national security, is core to the firm. Veritas is a proud steward of national assets, improving the quality of healthcare while reducing cost, advancing our educational system, and protecting our nation and allies. For more information, visit www.veritascapital.com.

Contacts:

NCR Voyix:

News Media Contact

Susan Sloan

media.relations@ncrvoyix.com

Investor Contact

Alan Katz

alan.katz@ncrvoyix.com

Exhibit 99.1

Veritas Capital:

News Media Contact

Prosek Partners

Pro-Veritas@Prosek.com

Forward-Looking Statements

This release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “target,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding the Company’s sale of its cloud-based digital banking business, including the estimated proceeds from the sale and the timing of the expected completion of the sale. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results, levels of activity, performance or achievements to differ materially from those contemplated in these forward-looking statements. Investors and others are cautioned not to place undue reliance on forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied include our ability to achieve some or all of the expected benefits of the sale of the digital banking business, our ability to perform under our agreements with Veritas Capital, our ability to successfully complete the sale, and the other risks and uncertainties further described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, and in the Company’s subsequent Quarterly Reports on Form 10-Q, as well as in the Company’s other reports filed with or furnished to the U.S. Securities and Exchange Commission, available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. These forward-looking statements speak only as of the date of this Current Report on Form 8-K or as of the date to which they refer, and NCR Voyix assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.